                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the person whose signature appears below, as a Director or Officer of AirGate PCS, Inc. (the "Company"), a Delaware corporation with its general offices in Atlanta, Georgia, does hereby make, constitute and appoint Thomas M. Dougherty, Alan B. Catherall, or Barbara L. Blackford, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign:

(i)    The Company's Annual Report on Form 10-K;

(ii) Any registration statement on Form S-8 to register shares of the Company's common stock to be issued under the AirGate 2001 Employee Purchase Plan, as approved by the Board of Directors of the Company; and

(iii) Any amendments or post-effective amendments to any registration statement previously filed by the Company, and any and all amendments to any of the foregoing, and documents in connection therewith, all to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

       IN WITNESS WHEREOF, the undersigned as caused this Power of Attorney to be executed as of this 14th day of December 2000.


                                         /s/ John R. Dillon
---------------------------------      --------------------------------
W. Chris Blane, Director and           John R. Dillon, Director
V.P. of Business Development



---------------------------------      ---------------------------------
Thomas D. Body, III, Director and      Thomas M. Dougherty, Director and
V.P. of Strategic Development          President and CEO



 /s/ Gill Cogan                         /s/ Robert A. Ferchat
---------------------------------      ---------------------------------
Gill Cogan, Director                   Robert A. Ferchat, Director



                                       ---------------------------------
                                       Barry Schiffman, Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the person whose signature appears below, as a Director or Officer of AirGate PCS, Inc. (the "Company"), a Delaware corporation with its general offices in Atlanta, Georgia, does hereby make, constitute and appoint Thomas M. Dougherty, Alan B. Catherall, or Barbara L. Blackford, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign:

(i)    The Company's Annual Report on Form 10-K;

(ii) Any registration statement on Form S-8 to register shares of the Company's common stock to be issued under the AirGate 2001 Employee Purchase Plan, as approved by the Board of Directors of the Company; and

(iii) Any amendments or post-effective amendments to any registration statement previously filed by the Company, and any and all amendments to any of the foregoing, and documents in connection therewith, all to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of December 2000.



---------------------------------      --------------------------------
W. Chris Blane, Director and           John R. Dillon, Director
V.P. of Business Development



---------------------------------      ---------------------------------
Thomas D. Body, III, Director and      Thomas M. Dougherty, Director and
V.P. of Strategic Development          President and CEO




---------------------------------      ---------------------------------
Gill Cogan, Director                   Robert A. Ferchat, Director



                                       /s/ Barry Schiffman
                                       ---------------------------------
                                       Barry Schiffman, Director